                            Global Structured Finance

                             BoAALT 2004-01 Group 1
                           30YR CB Non-Owner Occupied
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $151,760,481.97
Loan Count: 1,235
Cut-off Date: 2004-01-01
Avg. Loan Balance: $122,882.98
Avg. Orig. Balance: $123,001.35
W.A. FICO*: 734
W.A. Orig. LTV: 67.66%
W.A. Cut-Off LTV: 67.59%
W.A. Gross Coupon: 6.2658%
W.A. Net Coupon: 6.0083%
W.A. Admin Fee: 0.2575%
W.A. Orig. Term: 354 months
W.A. Rem. Term: 353 months
W.A. Age: 1 months
% over 80 COLTV: 9.52%
% over 100 COLTV: 0.00%
% with PMI: 9.52%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 23.06%
W.A. MI Adjusted LTV: 65.60%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.59%
% Conforming: 100.00%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.
--------------------------------------------------------------------------------

2. Original Balance

--------------------------------
Original Balance         Percent
--------------------------------
<= 50,000                   3.45%
--------------------------------
50,001 - 150,000           45.67
--------------------------------
150,001 - 250,000          30.16
--------------------------------
250,001 - 350,000          15.11
--------------------------------
350,001 - 450,000           4.34
--------------------------------
450,001 - 550,000           1.28
--------------------------------
Total:                    100.00%
--------------------------------

Average: $123,001.35
Lowest: $16,000.00
Highest: $501,500.00
--------------------------------------------------------------------------------

3. Cut-Off Balance

--------------------------------
Cut-Off Balance          Percent
--------------------------------
<= 50,000                   3.48%
--------------------------------
50,001 - 150,000           45.64
--------------------------------
150,001 - 250,000          30.16
--------------------------------
250,001 - 350,000          15.11
--------------------------------
350,001 - 450,000           4.34
--------------------------------
450,001 - 550,000           1.28
--------------------------------
Total:                    100.00%
--------------------------------

Average: $122,882.98
Lowest: $15,962.73
Highest: $501,035.51
--------------------------------------------------------------------------------

4. Index

--------------------------------
Index                    Percent
--------------------------------
FIX                       100.00%
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

5. Product Type

--------------------------------
Product Type             Percent
--------------------------------
30 YR FIXED                93.29%
--------------------------------
20 YR FIXED                 3.99
--------------------------------
25 YR FIXED                 2.72
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

6. Coupon

--------------------------------
Coupon                   Percent
--------------------------------
5.126 - 5.250               0.50%
--------------------------------
5.251 - 5.375               0.73
--------------------------------
5.376 - 5.500               1.08
--------------------------------
5.501 - 5.625               1.20
--------------------------------
5.626 - 5.750               3.57
--------------------------------
5.751 - 5.875              10.64
--------------------------------
5.876 - 6.000               9.17
--------------------------------
6.001 - 6.125               7.71
--------------------------------
6.126 - 6.250              15.72
--------------------------------
6.251 - 6.375              19.44
--------------------------------
6.376 - 6.500              14.53
--------------------------------
6.501 - 6.625               9.26
--------------------------------
6.626 - 6.750               5.01
--------------------------------
6.751 - 6.875               0.66
--------------------------------
6.876 - 7.000               0.16
--------------------------------
7.001 - 7.125               0.23
--------------------------------
7.126 - 7.250               0.05
--------------------------------
7.251 - 7.375               0.08
--------------------------------
7.376 - 7.500               0.10
--------------------------------
7.751 - 7.875               0.17
--------------------------------
Total:                    100.00%
--------------------------------

W.A.: 6.266
Lowest: 5.250
Highest: 7.875
--------------------------------------------------------------------------------

7. Credit Score

--------------------------------
Credit Score             Percent
--------------------------------
800 - 849                   3.01%
--------------------------------
750 - 799                  40.10
--------------------------------
700 - 749                  33.32
--------------------------------
650 - 699                  19.50
--------------------------------
600 - 649                   4.07
--------------------------------
Total:                    100.00%
--------------------------------

W.A.: 734
Lowest: 606
Highest: 832
--------------------------------------------------------------------------------

8. Lien Position

--------------------------------
Lien Position            Percent
--------------------------------
1                         100.00%
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

9. Loan Purpose

--------------------------------
Loan Purpose             Percent
--------------------------------
Refinance-Cashout          40.98%
--------------------------------
Purchase                   38.92
--------------------------------
Refinance-Rate/Term        20.09
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

10. Property Type

--------------------------------
Property Type            Percent
--------------------------------
SFR                        52.08%
--------------------------------
2-Family                   14.89
--------------------------------
Condo                       9.74
--------------------------------
4-Family                    9.14
--------------------------------
PUD Detach                  6.72
--------------------------------
3-Family                    4.36
--------------------------------
PUD Attach                  2.49
--------------------------------
Townhouse                   0.58
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

11. Appraisal Method

--------------------------------
Appraisal Method         Percent
--------------------------------
AVM                        22.02%
--------------------------------
FULL                       77.98
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

12. Documentation

--------------------------------
Documentation            Percent
--------------------------------
Reduced                    59.32%
--------------------------------
Standard                   33.61
--------------------------------
Stated                      2.85
--------------------------------
No Ratio                    1.78
--------------------------------
All Ready Home              1.66
--------------------------------
Rapid                       0.78
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

13. Occupancy Status

--------------------------------
Occupancy Status         Percent
--------------------------------
Investor                   98.03%
--------------------------------
Secondary                   1.97
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

14. PMI Providers

--------------------------------
PMI Providers            Percent
--------------------------------
NONE                       90.48%
--------------------------------
GEMIC                       3.49
--------------------------------
UGIC                        2.00
--------------------------------
RMIC                        1.38
--------------------------------
PMIC                        1.05
--------------------------------
RGIC                        0.88
--------------------------------
TGIC                        0.73
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

15. State

--------------------------------
State                    Percent
--------------------------------
California                 42.27%
--------------------------------
Florida                    12.32
--------------------------------
Texas                       3.56
--------------------------------
Georgia                     3.53
--------------------------------
Virginia                    3.31
--------------------------------
Other                      35.01
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

16. California

--------------------------------
California               Percent
--------------------------------
Northern California        42.52%
--------------------------------
Southern California        57.48
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

17. Zip Code

--------------------------------
Zip Code                 Percent
--------------------------------
94110                       0.59%
--------------------------------
90803                       0.55
--------------------------------
95122                       0.51
--------------------------------
94044                       0.49
--------------------------------
60622                       0.48
--------------------------------
Other                      97.38
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

18. Delinquency*

--------------------------------
Delinquency*             Percent
--------------------------------
0-29 days                 100.00%
--------------------------------
Total:                    100.00%
--------------------------------

* MBA method
--------------------------------------------------------------------------------

19. Times 30 Days DLQ

--------------------------------
Times 30 Days DLQ        Percent
--------------------------------
0                          99.75%
--------------------------------
1                           0.25
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

20. Convertible Flag

--------------------------------
Convertible Flag         Percent
--------------------------------
N                         100.00%
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

21. Buydown Agreement

--------------------------------
Buydown Agreement        Percent
--------------------------------
N                         100.00%
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

22. Original Term

--------------------------------
Original Term            Percent
--------------------------------
240                         3.99%
--------------------------------
300                         2.72
--------------------------------
360                        93.29
--------------------------------
Total:                    100.00%
--------------------------------

W.A.: 353.6 months
Lowest: 240 months
Highest: 360 months
--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
235 - 240                   3.99%
--------------------------------
295 - 300                   2.72
--------------------------------
349 - 354                   0.13
--------------------------------
355 - 360                  93.16
--------------------------------
Total:                    100.00%
--------------------------------

W.A.: 352.9 months
Lowest: 236 months
Highest: 360 months
--------------------------------------------------------------------------------

24. Cutoff Loan Age

--------------------------------
Cutoff Loan Age          Percent
--------------------------------
0                          39.00%
--------------------------------
1 - 6                      60.87
--------------------------------
7 - 12                      0.13
--------------------------------
Total:                    100.00%
--------------------------------

W.A.: 0.7 months
Lowest: 0 months
Highest: 7 months
--------------------------------------------------------------------------------

25. OLTV

--------------------------------
OLTV                     Percent
--------------------------------
<= 20.00                    0.50%
--------------------------------
20.01 - 25.00               0.63
--------------------------------
25.01 - 30.00               1.13
--------------------------------
30.01 - 35.00               2.07
--------------------------------
35.01 - 40.00               2.47
--------------------------------
40.01 - 45.00               3.74
--------------------------------
45.01 - 50.00               4.31
--------------------------------
50.01 - 55.00               5.98
--------------------------------
55.01 - 60.00               6.54
--------------------------------
60.01 - 65.00               6.34
--------------------------------
65.01 - 70.00              17.74
--------------------------------
70.01 - 75.00              16.58
--------------------------------
75.01 - 80.00              22.46
--------------------------------
80.01 - 85.00               1.05
--------------------------------
85.01 - 90.00               7.23
--------------------------------
95.01 - 100.00              1.24
--------------------------------
Total:                    100.00%
--------------------------------

W.A.: 67.66%
Lowest: 10.49%
Highest: 100.00%
--------------------------------------------------------------------------------

26. Cut-Off LTV

--------------------------------
Cut-Off LTV              Percent
--------------------------------
<= 20.00                    0.50%
--------------------------------
20.01 - 25.00               0.63
--------------------------------
25.01 - 30.00               1.13
--------------------------------
30.01 - 35.00               2.09
--------------------------------
35.01 - 40.00               2.45
--------------------------------
40.01 - 45.00               3.74
--------------------------------
45.01 - 50.00               4.34
--------------------------------
50.01 - 55.00               5.95
--------------------------------
55.01 - 60.00               6.57
--------------------------------
60.01 - 65.00               6.62
--------------------------------
65.01 - 70.00              17.47
--------------------------------
70.01 - 75.00              16.55
--------------------------------
75.01 - 80.00              22.46
--------------------------------
80.01 - 85.00               1.14
--------------------------------
85.01 - 90.00               7.15
--------------------------------
95.01 - 100.00              1.24
--------------------------------
Total:                    100.00%
--------------------------------

W.A.: 67.59%
Lowest: 10.48%
Highest: 100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                             BoAALT 2004-01 Group 4
                                15YR NWAC lt 5.25
                            Collateral Summary Report

--------------------------------------------------------------------------------

1.  General Pool Characteristics

Pool Size: $54,611,339.10
Loan Count: 420
Cut-off Date: 2004-01-01
Avg. Loan Balance: $130,027.00
Avg. Orig. Balance: $130,597.87
W.A. FICO*: 730
W.A. Orig. LTV: 60.57%
W.A. Cut-Off LTV: 60.28%
W.A. Gross Coupon: 5.2598%
W.A. Net Coupon: 5.0023%
W.A. Admin Fee: 0.2575%
W.A. Orig. Term: 177 months
W.A. Rem. Term: 176 months
W.A. Age: 1 months
% over 80 COLTV: 13.36%
% over 100 COLTV: 0.00%
% with PMI: 13.96%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 16.58%
W.A. MI Adjusted LTV: 58.19%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 2.52%
% Conforming: 82.94%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.
--------------------------------------------------------------------------------

2.  Original Balance

-------------------------------
Original Balance        Percent
-------------------------------
<= 50,000                  4.20%
-------------------------------
 50,001   - 150,000       42.90
-------------------------------
150,001   - 250,000       21.60
-------------------------------
250,001   - 350,000       10.63
-------------------------------
350,001   - 450,000        4.13
-------------------------------
450,001   - 550,000        5.65
-------------------------------
550,001   - 650,000        4.19
-------------------------------
750,001   - 850,000        2.85
-------------------------------
850,001   - 950,000        1.68
-------------------------------
1,150,001 - 1,250,000      2.18
-------------------------------
Total:                   100.00%
-------------------------------

Average: $130,597.87
Lowest: $11,909.00
Highest: $1,200,000.00
--------------------------------------------------------------------------------

3.  Cut-Off Balance

-------------------------------
Cut-Off Balance         Percent
-------------------------------
<= 50,000                  4.47%
-------------------------------
 50,001   - 150,000       43.17
-------------------------------
150,001   - 250,000       21.05
-------------------------------
250,001   - 350,000       10.63
-------------------------------
350,001   - 450,000        4.13
-------------------------------
450,001   - 550,000        5.65
-------------------------------
550,001   - 650,000        4.19
-------------------------------
750,001   - 850,000        2.85
-------------------------------
850,001   - 950,000        1.68
-------------------------------
1,150,001 - 1,250,000      2.18
-------------------------------
Total:                   100.00%
-------------------------------

Average: $130,027.00
Lowest: $11,909.00
Highest: $1,191,370.25
--------------------------------------------------------------------------------

4.  Index

----------------
Index    Percent
----------------
FIX       100.00%
----------------
Total:    100.00%
----------------
--------------------------------------------------------------------------------

5.  Product Type

----------------------
Product Type   Percent
----------------------
15 YR FIXED      95.60%
----------------------
10 YR FIXED       4.40
----------------------
Total:          100.00%
----------------------
--------------------------------------------------------------------------------

6.  Coupon

-----------------------
Coupon          Percent
-----------------------
4.126 - 4.250      0.22%
-----------------------
4.251 - 4.375      0.29
-----------------------
4.376 - 4.500      3.12
-----------------------
4.501 - 4.625      0.43
-----------------------
4.626 - 4.750      4.51
-----------------------
4.751 - 4.875      7.28
-----------------------
4.876 - 5.000      5.10
-----------------------
5.001 - 5.125      4.35
-----------------------
5.126 - 5.250     20.41
-----------------------
5.251 - 5.375     21.56
-----------------------
5.376 - 5.500     32.72
-----------------------
Total:           100.00%
-----------------------

W.A.: 5.260
Lowest: 4.250
Highest: 5.500
--------------------------------------------------------------------------------

7.  Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849         2.51%
----------------------
750 - 799        36.82
----------------------
700 - 749        37.46
----------------------
650 - 699        19.18
----------------------
600 - 649         4.03
----------------------
Total:          100.00%
----------------------

W.A.: 730
Lowest: 621
Highest: 837
--------------------------------------------------------------------------------

8.  Lien Position

-----------------------
Lien Position   Percent
-----------------------
1                100.00%
-----------------------
Total:           100.00%
-----------------------
--------------------------------------------------------------------------------

9.  Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Refinance-Rate/Term     48.22%
-----------------------------
Refinance-Cashout       35.92
-----------------------------
Purchase                15.86
-----------------------------
Total:                 100.00%
-----------------------------
--------------------------------------------------------------------------------

10. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR               64.16%
-----------------------
Condo             10.10
-----------------------
PUD Detach         8.22
-----------------------
2-Family           7.11
-----------------------
4-Family           4.54
-----------------------
PUD Attach         3.01
-----------------------
3-Family           2.60
-----------------------
Townhouse          0.26
-----------------------
Total:           100.00%
-----------------------
--------------------------------------------------------------------------------

11. Appraisal Method

--------------------------
Appraisal Method   Percent
--------------------------
AVM                  25.03%
--------------------------
FULL                 74.97
--------------------------
Total:              100.00%
--------------------------
--------------------------------------------------------------------------------

12. Documentation

------------------------
Documentation    Percent
------------------------
Reduced            38.74%
------------------------
Standard           25.69
------------------------
Stated             24.12
------------------------
No Ratio            9.06
------------------------
All Ready Home      1.78
------------------------
Rapid               0.62
------------------------
Total:            100.00%
------------------------
--------------------------------------------------------------------------------

13. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Investor             61.31%
--------------------------
Primary              37.84
--------------------------
Secondary             0.85
--------------------------
Total:              100.00%
--------------------------
--------------------------------------------------------------------------------

14. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE              86.04%
-----------------------
GEMIC              7.52
-----------------------
UGIC               2.60
-----------------------
PMIC               2.18
-----------------------
RMIC               1.30
-----------------------
TGIC               0.36
-----------------------
Total:           100.00%
-----------------------
--------------------------------------------------------------------------------

15. State

------------------------
State            Percent
------------------------
California         45.52%
------------------------
Texas              10.74
------------------------
Florida             9.34
------------------------
Virginia            4.48
------------------------
North Carolina      4.08
------------------------
Other              25.83
------------------------
Total:            100.00%
------------------------
--------------------------------------------------------------------------------

16. California

-----------------------------
California            Percent
-----------------------------
Northern California     29.10%
-----------------------------
Southern California     70.90
-----------------------------
Total:                 100.00%
-----------------------------
--------------------------------------------------------------------------------

17. Zip Code

------------------
Zip Code   Percent
------------------
90275         2.52%
------------------
20124         1.68
------------------
90069         1.56
------------------
92037         1.55
------------------
89011         1.45
------------------
Other        91.23
------------------
Total:      100.00%
------------------
--------------------------------------------------------------------------------

18. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days       100.00%
----------------------
Total:          100.00%
----------------------

* MBA method
--------------------------------------------------------------------------------

19. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                     98.89%
---------------------------
1                      1.11
---------------------------
Total:               100.00%
---------------------------
--------------------------------------------------------------------------------

20. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                   100.00%
--------------------------
Total:              100.00%
--------------------------
--------------------------------------------------------------------------------

21. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                    100.00%
---------------------------
Total:               100.00%
---------------------------
--------------------------------------------------------------------------------

22. Original Term

-----------------------
Original Term   Percent
-----------------------
120                4.40%
-----------------------
180               95.60
-----------------------
Total:           100.00%
-----------------------

W.A.: 177.4 months
Lowest: 120 months
Highest: 180 months
--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
115 - 120                   4.40%
--------------------------------
169 - 174                   1.78
--------------------------------
175 - 180                  93.83
--------------------------------
Total:                    100.00%
--------------------------------

W.A.: 176.3 months
Lowest: 118 months
Highest: 180 months
--------------------------------------------------------------------------------

24. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                   30.56%
-------------------------
1 - 6               68.12
-------------------------
7 - 12               1.32
-------------------------
Total:             100.00%
-------------------------

W.A.: 1.1 months
Lowest: 0 months
Highest: 9 months
--------------------------------------------------------------------------------

25. OLTV

------------------------
OLTV             Percent
------------------------
<= 20.00            1.03%
------------------------
20.01 - 25.00       1.49
------------------------
25.01 - 30.00       4.06
------------------------
30.01 - 35.00       5.48
------------------------
35.01 - 40.00       4.38
------------------------
40.01 - 45.00       5.46
------------------------
45.01 - 50.00      10.76
------------------------
50.01 - 55.00       7.22
------------------------
55.01 - 60.00       8.80
------------------------
60.01 - 65.00       7.83
------------------------
65.01 - 70.00       8.68
------------------------
70.01 - 75.00       9.95
------------------------
75.01 - 80.00      10.89
------------------------
80.01 - 85.00       3.48
------------------------
85.01 - 90.00       4.06
------------------------
90.01 - 95.00       6.23
------------------------
95.01 - 100.00      0.20
------------------------
Total:            100.00%
------------------------

W.A.: 60.57%
Lowest: 6.45%
Highest: 96.87%
--------------------------------------------------------------------------------

26. Cut-Off LTV

------------------------
Cut-Off LTV      Percent
------------------------
<= 20.00            1.03%
------------------------
20.01 - 25.00       1.73
------------------------
25.01 - 30.00       3.82
------------------------
30.01 - 35.00       5.48
------------------------
35.01 - 40.00       4.61
------------------------
40.01 - 45.00       5.22
------------------------
45.01 - 50.00      10.76
------------------------
50.01 - 55.00       7.56
------------------------
55.01 - 60.00       8.46
------------------------
60.01 - 65.00       7.83
------------------------
65.01 - 70.00       8.68
------------------------
70.01 - 75.00      10.33
------------------------
75.01 - 80.00      11.11
------------------------
80.01 - 85.00       2.88
------------------------
85.01 - 90.00       5.59
------------------------
90.01 - 95.00       4.70
------------------------
95.01 - 100.00      0.20
------------------------
Total:            100.00%
------------------------

W.A.: 60.28%
Lowest: 6.45%
Highest: 95.09%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                             BoAALT 2004-01 Group 5
                                15YR NWAC ge 5.25
                            Collateral Summary Report

--------------------------------------------------------------------------------

1.  General Pool Characteristics

Pool Size: $54,900,334.41
Loan Count: 586
Cut-off Date: 2004-01-01
Avg. Loan Balance: $93,686.58
Avg. Orig. Balance: $93,957.15
W.A. FICO*: 730
W.A. Orig. LTV: 61.29%
W.A. Cut-Off LTV: 61.11%
W.A. Gross Coupon: 5.9092%
W.A. Net Coupon: 5.6517%
W.A. Admin Fee: 0.2575%
W.A. Orig. Term: 177 months
W.A. Rem. Term: 176 months
W.A. Age: 1 months
% over 80 COLTV: 6.36%
% over 100 COLTV: 0.00%
% with PMI: 6.36%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 12.56%
W.A. MI Adjusted LTV: 60.40%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.42%
% Conforming: 96.86%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.
--------------------------------------------------------------------------------

2.  Original Balance

-----------------------------------
Original Balance            Percent
-----------------------------------
<= 50,000                     10.34%
-----------------------------------
50,001  - 150,000             54.20
-----------------------------------
150,001 - 250,000             19.73
-----------------------------------
250,001 - 350,000             12.59
-----------------------------------
350,001 - 450,000              0.73
-----------------------------------
450,001 - 550,000              0.99
-----------------------------------
750,001 - 850,000              1.42
-----------------------------------
Total:                       100.00%
-----------------------------------

Average: $93,957.15
Lowest: $15,750.00
Highest: $780,000.00
--------------------------------------------------------------------------------

3.  Cut-Off Balance

-----------------------------------
Cut-Off Balance             Percent
-----------------------------------
<= 50,000                     10.52%
-----------------------------------
50,001  - 150,000             54.02
-----------------------------------
150,001 - 250,000             19.73
-----------------------------------
250,001 - 350,000             12.59
-----------------------------------
350,001 - 450,000              0.73
-----------------------------------
450,001 - 550,000              0.99
-----------------------------------
750,001 - 850,000              1.42
-----------------------------------
Total:                       100.00%
-----------------------------------

Average: $93,686.58
Lowest: $15,640.25
Highest: $777,402.59
--------------------------------------------------------------------------------

4.  Index

-----------------------------------
Index                       Percent
-----------------------------------
FIX                          100.00%
-----------------------------------
Total:                       100.00%
-----------------------------------
--------------------------------------------------------------------------------

5.  Product Type

-----------------------------------
Product Type                Percent
-----------------------------------
15 YR FIXED                   94.38%
-----------------------------------
10 YR FIXED                    5.44
-----------------------------------
12 YR FIXED                    0.18
-----------------------------------
Total:                       100.00%
-----------------------------------
--------------------------------------------------------------------------------

6.  Coupon

-----------------------------------
Coupon                      Percent
-----------------------------------
5.501 - 5.625                 16.13%
-----------------------------------
5.626 - 5.750                 21.95
-----------------------------------
5.751 - 5.875                 27.28
-----------------------------------
5.876 - 6.000                 15.33
-----------------------------------
6.001 - 6.125                  5.93
-----------------------------------
6.126 - 6.250                  7.22
-----------------------------------
6.251 - 6.375                  2.97
-----------------------------------
6.376 - 6.500                  1.42
-----------------------------------
6.501 - 6.625                  0.25
-----------------------------------
6.626 - 6.750                  0.35
-----------------------------------
6.751 - 6.875                  0.96
-----------------------------------
6.876 - 7.000                  0.11
-----------------------------------
7.251 - 7.375                  0.10
-----------------------------------
Total:                       100.00%
-----------------------------------

W.A.: 5.909
Lowest: 5.625
Highest: 7.375
--------------------------------------------------------------------------------

7.  Credit Score

-----------------------------------
Credit Score                Percent
-----------------------------------
800 - 849                      3.31%
-----------------------------------
750 - 799                     32.30
-----------------------------------
700 - 749                     38.99
-----------------------------------
650 - 699                     19.87
-----------------------------------
600 - 649                      5.52
-----------------------------------
Total:                       100.00%
-----------------------------------

W.A.: 730
Lowest: 607
Highest: 837
--------------------------------------------------------------------------------

8.  Lien Position

-----------------------------------
Lien Position               Percent
-----------------------------------
1                            100.00%
-----------------------------------
Total:                       100.00%
-----------------------------------
--------------------------------------------------------------------------------

9.  Loan Purpose

-----------------------------------
Loan Purpose                Percent
-----------------------------------
Refinance-Cashout             44.52%
-----------------------------------
Refinance-Rate/Term           34.57
-----------------------------------
Purchase                      20.91
-----------------------------------
Total:                       100.00%
-----------------------------------
--------------------------------------------------------------------------------

10. Property Type

-----------------------------------
Property Type               Percent
-----------------------------------
SFR                           63.24%
-----------------------------------
Condo                         11.78
-----------------------------------
2-Family                       9.20
-----------------------------------
PUD Detach                     5.19
-----------------------------------
4-Family                       4.31
-----------------------------------
PUD Attach                     2.94
-----------------------------------
3-Family                       2.75
-----------------------------------
Townhouse                      0.59
-----------------------------------
Total:                       100.00%
-----------------------------------
--------------------------------------------------------------------------------

11. Appraisal Method

-----------------------------------
Appraisal Method            Percent
-----------------------------------
AVM                           33.75%
-----------------------------------
FULL                          66.25
-----------------------------------
Total:                       100.00%
-----------------------------------
--------------------------------------------------------------------------------

12. Documentation

-----------------------------------
Documentation               Percent
-----------------------------------
Reduced                       52.04%
-----------------------------------
Standard                      24.01
-----------------------------------
Stated                        16.10
-----------------------------------
No Ratio                       4.84
-----------------------------------
Rapid                          1.61
-----------------------------------
All Ready Home                 1.40
-----------------------------------
Total:                       100.00%
-----------------------------------
--------------------------------------------------------------------------------

13. Occupancy Status

-----------------------------------
Occupancy Status            Percent
-----------------------------------
Investor                      82.70%
-----------------------------------
Primary                       16.84
-----------------------------------
Secondary                      0.46
-----------------------------------
Total:                       100.00%
-----------------------------------
--------------------------------------------------------------------------------

14. PMI Providers

-----------------------------------
PMI Providers               Percent
-----------------------------------
NONE                          93.64%
-----------------------------------
RMIC                           1.84
-----------------------------------
GEMIC                          1.69
-----------------------------------
UGIC                           1.41
-----------------------------------
PMIC                           0.77
-----------------------------------
RGIC                           0.51
-----------------------------------
TGIC                           0.15
-----------------------------------
Total:                       100.00%
-----------------------------------
--------------------------------------------------------------------------------

15. State

-----------------------------------
State                       Percent
-----------------------------------
California                    30.01%
-----------------------------------
Florida                       15.46
-----------------------------------
Texas                          6.01
-----------------------------------
Georgia                        4.91
-----------------------------------
Maryland                       4.49
-----------------------------------
Other                         39.12
-----------------------------------
Total:                       100.00%
-----------------------------------
--------------------------------------------------------------------------------

16. California

-----------------------------------
California                  Percent
-----------------------------------
Northern California           27.07%
-----------------------------------
Southern California           72.93
-----------------------------------
Total:                       100.00%
-----------------------------------
--------------------------------------------------------------------------------

17. Zip Code

-----------------------------------
Zip Code                    Percent
-----------------------------------
30286                          1.42%
-----------------------------------
11215                          1.10
-----------------------------------
33629                          1.02
-----------------------------------
92672                          0.99
-----------------------------------
32250                          0.73
-----------------------------------
Other                         94.74
-----------------------------------
Total:                       100.00%
-----------------------------------
--------------------------------------------------------------------------------

18. Delinquency*

-----------------------------------
Delinquency*                Percent
-----------------------------------
0-29 days                    100.00%
-----------------------------------
Total:                       100.00%
-----------------------------------

* MBA method
--------------------------------------------------------------------------------

19. Times 30 Days DLQ

-----------------------------------
Times 30 Days DLQ           Percent
-----------------------------------
0                             99.86%
-----------------------------------
1                              0.14
-----------------------------------
Total:                       100.00%
-----------------------------------
--------------------------------------------------------------------------------

20. Convertible Flag

-----------------------------------
Convertible Flag            Percent
-----------------------------------
N                            100.00%
-----------------------------------
Total:                       100.00%
-----------------------------------
--------------------------------------------------------------------------------

21. Buydown Agreement

-----------------------------------
Buydown Agreement           Percent
-----------------------------------
N                            100.00%
-----------------------------------
Total:                       100.00%
-----------------------------------
--------------------------------------------------------------------------------

22. Original Term

-----------------------------------
Original Term               Percent
-----------------------------------
120                            5.44%
-----------------------------------
144                            0.18
-----------------------------------
180                           94.38
-----------------------------------
Total:                       100.00%
-----------------------------------

W.A.: 176.7 months
Lowest: 120 months
Highest: 180 months
--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

-----------------------------------
Cut-Off Remaining Term      Percent
-----------------------------------
115 - 120                      5.44%
-----------------------------------
121 - 168                      0.18
-----------------------------------
169 - 174                      0.29
-----------------------------------
175 - 180                     94.09
-----------------------------------
Total:                       100.00%
-----------------------------------

W.A.: 176.0 months
Lowest: 117 months
Highest: 180 months
--------------------------------------------------------------------------------

24. Cutoff Loan Age

-----------------------------------
Cutoff Loan Age             Percent
-----------------------------------
0                             36.57%
-----------------------------------
1 - 6                         63.14
-----------------------------------
7 - 12                         0.29
-----------------------------------
Total:                       100.00%
-----------------------------------

W.A.: 0.7 months
Lowest: 0 months
Highest: 9 months
--------------------------------------------------------------------------------

25. OLTV

-----------------------------------
OLTV                        Percent
-----------------------------------
<= 20.00                       1.96%
-----------------------------------
20.01 - 25.00                  2.16
-----------------------------------
25.01 - 30.00                  2.27
-----------------------------------
30.01 - 35.00                  3.58
-----------------------------------
35.01 - 40.00                  4.94
-----------------------------------
40.01 - 45.00                  7.15
-----------------------------------
45.01 - 50.00                  5.56
-----------------------------------
50.01 - 55.00                  6.45
-----------------------------------
55.01 - 60.00                  7.23
-----------------------------------
60.01 - 65.00                  8.52
-----------------------------------
65.01 - 70.00                 13.95
-----------------------------------
70.01 - 75.00                 11.17
-----------------------------------
75.01 - 80.00                 18.69
-----------------------------------
80.01 - 85.00                  0.81
-----------------------------------
85.01 - 90.00                  4.91
-----------------------------------
90.01 - 95.00                  0.64
-----------------------------------
Total:                       100.00%
-----------------------------------

W.A.: 61.29%
Lowest: 9.51%
Highest: 95.00%
--------------------------------------------------------------------------------

26. Cut-Off LTV

-----------------------------------
Cut-Off LTV                 Percent
-----------------------------------
<= 20.00                       1.96%
-----------------------------------
20.01 - 25.00                  2.16
-----------------------------------
25.01 - 30.00                  2.27
-----------------------------------
30.01 - 35.00                  3.58
-----------------------------------
35.01 - 40.00                  5.18
-----------------------------------
40.01 - 45.00                  6.91
-----------------------------------
45.01 - 50.00                  5.80
-----------------------------------
50.01 - 55.00                  6.21
-----------------------------------
55.01 - 60.00                  7.77
-----------------------------------
60.01 - 65.00                  8.26
-----------------------------------
65.01 - 70.00                 13.68
-----------------------------------
70.01 - 75.00                 11.36
-----------------------------------
75.01 - 80.00                 18.49
-----------------------------------
80.01 - 85.00                  0.98
-----------------------------------
85.01 - 90.00                  4.86
-----------------------------------
90.01 - 95.00                  0.52
-----------------------------------
Total:                       100.00%
-----------------------------------

W.A.: 61.11%
Lowest: 9.48%
Highest: 95.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.